Exhibit 99.1
Raymond James 3rdAnnual Coal Investors Conference DECK SLONE Vice President — Government, Investor and Public Affairs Arch Coal, Inc. New York | 11.11.2010

Forward-Looking Information This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Free Cash Flow. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

Arch’s leadership position in the U.S. coal industry will drive future value creation • Second largest coal producer in the United States — Represent 16 percent of the U.S. coal supply — Provide low-sulfur coal to U.S. power producers to fuel 8 percent of the nation’s electricity — Ship coal to domestic/international steel manufacturers and international power producers — Talented workforce operates large, modern mines • Arch’s value proposition is anchored by ... — Leading position in the Powder River Basin — Largest producer in Western Bituminous Region — Low-cost producer in Central Appalachia — Significant exposure to metallurgical markets — Undeveloped reserves in the Illinois Basin & Montana

State of Coal Markets

Around the world, countries are building coal plants to fuel electricity needs New Coal-Fueled Generation Coming Online by 2015 Under 227 GW (Capacity under construction, in GW) Construction 728 million tons Total 396 GW 1.3 billion tons Europe CIS countries United States China 3 20 Mexico 11 76 India 1 82 Central & South America Other Asia 4 24 Africa 6 Sources: ACI and Platts International, estimates based on plants currently under construction or planned 396 GW of coal-fueled capacity is planned to come online by 2015 ... and will be fueled by more than 1 billion tons of coal

Met coal demand continues to be strong Chinese Met Coal Trade Position (in millions of tonnes) • Strong met coal fundamentals 50 supported by global economic 40 recovery and Asian steel demand 30 20 — China has become a net importer 10 of steam and met coal 0 10 — Asia expected to drive met coal ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10E demand growth going forward Imports Exports • Production and transportation Global Met Coal Supply and Demand infrastructure issues as well as (in millions of tonnes) a lack of accessible, quality met 350 coal deposits will continue to 300 constrict supply 250 200 150 2009 2010E 2011E 2012E Supply Demand Slide 6 Sources: ACI and Wall Street research

In the U.S., the Powder River Basin has been leading the coal market recovery this year Stockpiles at U.S. Power Generators • Growth in power demand in 2010 (estimated days of burn) is helping to reduce the record-high generator stockpile levels from 2009 faster than anticipated Five-year average at Sept. 30 52 • Stockpiles at PRB customers reached normal levels in July — 84 66 62 57 and fell below normal by the end days days days days of September Nov. 09 Mar. 10 Jul. 10 Sept. 10 — PRB prices have risen 15% Stockpiles at PRB Generators for 2011 delivery and 20% (estimated days of burn) for 2012 delivery since beginning of the year Five-year average at Sept. 30 56 77 58 56 55 days days days days Sources: EVA and ACI Slide 7 Nov. 09 Mar. 10 Jul. 10 Sept. 10

Looking ahead, generator stockpiles should decline markedly in 2011 even with flat demand ... Incremental U.S. Coal Consumption and Supply • U.S. coal consumption (in millions of tons) during 2010 is likely to 2010E 2011E exceed production —prompting a significant Domestic coal consumption 1,055 1,055 drawdown of coal stockpiles at U.S. U.S. coal exports 80 80 power plants Domestic coal production (1) <1,085> <1,085> • These stockpiles should continue to decline into U.S. coal imports <20> <20> 2011 — even in a muted demand environment — Decline in generator stockpiles <30> <30> if current run rates continue Year-end stockpiles (in tons) 160 130 Year-end stockpiles (in days) 60 48 Sources: EIA and ACI Slide 8 (1) Includes waste coal

... and with modest demand growth, stockpiles could decline dramatically Incremental U.S. Coal Consumption and Supply • Assuming even (in millions of tons) modest growth in 2010E 2011E domestic coal consumption in 2011 — Domestic coal consumption 1,055 1,065 coupled with continued growth in U.S. coal U.S. coal exports 80 90 exports — generator coal stockpiles could Domestic coal production (1) <1,085> <1,085> drop dramatically U.S. coal imports <20> <20> • Under this scenario, year-end stockpiles Decline in generator stockpiles <30> <50> would fall to their lowest level since 2006 ... and would be well below Year-end stockpiles (in tons) 160 110 the 10-year average Year-end stockpiles (in days) 60 41 Sources: EIA and ACI Slide 9 (1) Includes waste coal

U.S. coal production continues to shift westward given ongoing reserve degradation and regulatory challenges Production in Central Appalachia • Sharp price run- (in millions of tons) ups have acted to 300 Supply arrest production 275 +3% declines only temporarily Supply Supply 250 Price +2% +4% +120% • Based on historical 225 Price trend, most of the +150% 92 million ton recent supply Price decline 200 +270% reduction is likely 175 to be permanent • We expect Central 150 Appalachian output 125 to fall to 143 million ‘97 8 9 ‘00 1 2 4 7 9 0E 3P tons by 2015 ‘9 ‘9 ‘0 ‘0’03 ‘0’05 ‘06 ‘0’08 ‘0 ‘14P15P ‘1 ‘11P’12P ‘1 ‘ Sources: ACI, Coal Daily Price Indices (CAPP 12,000 Btu / 1% Sulfur / CSX) and Ventyx Slide 10

Powder River Basin coal has a compelling price story when compared to other coal basins, natural gas PRB Parity with Natural Gas (1) • PRB is the most cost (coal = $ per ton; gas = $ per million Btu) competitive fossil fuel $40 source in the U.S. $35 • Substantial headroom for $30 PRB prices to increase even $25 in a low-priced natural gas PRB 8,800 $20 environment $15 • Not only does the PRB have a $10 compelling market share $5 growth story, the region also $0 has a compelling price story $3.00 $3.25 $3.50 $3.75 $4.00 $4.50 $5.00 Natural Gas Sources: Platts, EIA and ACI (1) Assumes transportation charge of $25 per ton; market prices for SO2 and NOx and appropriate heat rate differentials for NGCC plants and coal plants Slide 11

We also see increased export opportunities for PRB coal during the next five years • Growth in seaborne coal supply is Annual Supply Deficit in Seaborne Coal Trade 2011E 2012E 2013E 2014E 2015E likely to undershoot demand (10) — Cumulative supply deficit of 300+ (25) million tons by 2015 (40) — Enormous opportunity for PRB to (55) step in, if port capacity can be (70) developed on West Coast (in millions of tons) (85) — Likewise, export opportunities via Met Steam the Gulf are starting to emerge • Indonesia is a major steam coal Indonesian Steam Coal Export Supply exporter in the Asia-Pacific 375 seaborne trade with aggressive 300 production expansion plans 225 — Growing domestic demand will 150 likely keep more coal in country (in millions of tons) 75 — Coal quality is declining rapidly 0 2008 2009 2010E 2015E Sources: McCloskey and ACI Bituminous Sub-bituminous Low rank (4,700-8,100 Btu) Slide 12

We continue to expect strong U.S. coal consumption —despite the threat of forced coal plant retirements Potential Outlook for U.S. Coal Fleet in Face of • 308 GWs in U.S. coal fleet and Tightening EPA Regulations more than 1 billion tons of coal consumed in 2008 Announced 9 Closure • 265 GWs (920 million tons) are in MW the “unlikely” or “very unlikely” to Likely 18 MW close categories — 92% of the units in the “very Possible unlikely” category are already 16 MW scrubbed or in the process of installing scrubbers Unlikely — Plants in the “unlikely” to close 59 MW category include facilities such as Ameren’s Labadie plant, with a capacity factor well above 90% Very Unlikely and a cornerstone of its system 206 MW • 414 units are in the “announced,” “likely” and “possible” categories — but these units only consumed Sources: ACI and Ventyx (EIA Form 1 & 923 data) 118 million tons of coal in 2008 Slide 13

Even with potential coal plant retirements, market opportunity could prove meaningful for PRB coal Potential Demand Increases and Decreases (in millions of tons) Potential plant retirements over next decade (downside case) (118) Increasing utilization at remaining plants from 71.6% to 76.6% 64 Incremental demand from newly constructed plants 60 Incremental export potential (including PRB moves off West Coast) 30 Subtotal 36 Additional Market Opportunity for PRB and Other Basins Rationalization in Central Appalachia from 2008 through 2015 92 Total 128 Slide 14

Arch Coal Overview

Arch’s foundation is built upon three key pillars • Goal is to operate world’s safest coal mines Safety • Best safety record among major coal peers • Sustained focus on continuous improvement • Safe mines are productive and profitable • Best-in-class environmental compliance Stewardship • Award-winning stewardship practices • Good corporate citizen in our communities • Supplier of clean coal technologies • National, diversified U.S. coal producer Shareholder • Low-cost position in core operating regions Value • Very low level of legacy liabilities • Prudent stewards of capital Slide 16

Arch’s national scope of operations and reserve base includes presence in five major U.S. coal basins Illinois Basin 4.7-Billion-Ton Reserve Base (1) 1. Knight Hawk equity interest 3 2 1 5 2 3 4 1 NPRB (1)(1,500 Million) CAPP (336 Million) 1 2 1 4 3 SPRB (2,053 Million) ILB (1)(306 Million) Western Bituminous Compliance 1. West Elk Low Sulfur 2. Skyline Powder River Basin Central Appalachia 3. Dugout Canyon 1. Black Thunder 1. Mountain Laurel High Sulfur 4. Sufco 2. Coal Creek 2. Coal-Mac WBIT (455 Million) 5. Arch of Wyoming 3. Otter Creek reserves 3. Cumberland River 4. Lone Mountain Headquarters (1) Pro-forma reserves at 12/31/09 Slide 17

Arch is strongly positioned for the upswing in coal markets Benchmark Coal Prices Arch Unpriced Tonnage (1) (in $/ton, 2011 steam coal prices as of 11/5/10, (as of 9/30/10, in millions of tons) 4Q10 high-vol met quarterly price) $172.00 8 $94.70 (1) 5.5 (1) 67 $72.00 $45.75 30 $13.75 15 15 PRB Utah CSX ARA Met 2011 2012 8,800 11,700 12,500 CIF High-Vol 1.2# SO2 (Gregory) 0.8# SO2 0.9# SO2 <1%SO2 Committed, Not Yet Priced Sources: Argus Coal Daily and McCloskey Uncommitted Steam Uncommitted Met (1) Represents mid-point of expected uncommitted volumes for 2011 and 2012 Slide 18

Arch is a leading producer in the PRB, with significant opportunity for further margin expansion Major Producers in Southern Powder River Basin ACI Historical PRB Cash Costs (2009, in millions of tons) ($ per ton) 160 $11 8,800 Btu 8,400 Btu 140 $10 120 $9 100 87 80$8 52 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 60 • Cost control and realized synergies 40 from the Jacobs Ranch acquisition20 20 20 have led to a 15% reduction in 0 Arch’s PRB cash costs since 1Q09 Peabody Arch* Cloud Peak Alpha Kiewit • Improved outlook for PRB market and * Includes full year of Jacobs Ranch Arch’s unpriced sales position should Sources: ACI, Ventyx lead to further margin enhancement Slide 19

Arch is a leading producer of coking and PCI coal —with the low-cost position in a supply-challenged region Central Appalachian Production Profile Public Companies’ Reported CAPP Cash Costs (based on 15 million tons of productive capacity) (3Q10, $ per ton) $75 $65 Met 40% $55 Steam 42% $45 PCI/Met Blend $35 18% $25 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 • Arch has added met production, • Arch’s low-cost production profile is increasing total met coal capabilities positioned towards serving high to up to 8 million tons per year on margin met market as well as high an annualized basis, if market quality Eastern power and growing conditions warrant seaborne steam markets Slide 20 Source: SEC filings

Arch’s Western Bituminous assets are a strong contributor to the company’s earnings profile Arch WBIT Cash Margin • Expect continued margin expansion ($ per ton) as legacy contracts roll off $9.91 — Recently signed 4 million tons for $8.38 $8.31 delivery over the next two years at a $7.52 $7.70 20% premium to current realizations • Arch’s mines in the region are some $3.87 $2.71 of the safest and most productive in the U.S. — All of Arch’s mines in the region 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 ranked in the top 15 most productive longwall mines in the U.S. in 2009 • Arch’s large longwall mines in the region should help mitigate ongoing cost pressures Slide 21

Arch maintains one of the strongest and cleanest balance sheets in the U.S. coal industry Pro Forma Debt Maturity Profile (1) Legacy Liabilities of Largest U.S. Coal Companies (at 9/30/10, in $ millions) (at 12/31/09, in $ millions) $3,944 $600 $500 $450 $1,658 $1,056 $567 $462 $60$79 $0 $0 $0 2010 2011 2012 2013 2014 2015 2016 2020 Peer 1 Peer 2 Peer 3 Peer 4 ACI Existing Senior Notes Revolver/other short-term debt Workers’ Comp Post-Retirement Medical New Senior Notes Pension Reclamation • Financing initiatives in 2009 enhanced liquidity • Low level of legacy liabilities versus largest and extended debt maturities U.S. coal companies • Recent transaction reduced 2013 maturity tower • Two-thirds of Arch’s legacy liabilities are • Available liquidity is more than $950 million (2) comprised of reclamation liabilities Sources: ACI and SEC filings (1) Values for senior notes represent contractual maturities (2) Represents unused available borrowing capacity under ACI’s revolving credit facility, accounts receivable securitization Slide 22 program and commercial paper placement program

With major expansion plans completed, Arch is focused on generating free cash flow Free Cash Flow (1) • From 2004-2007, Arch (in $ millions) completed a large capital $147 spending program that $94 $53$61 supported major organic $48 $26 growth initiatives • Looking ahead, Arch is ($135) focused on maintaining rigorous capital and 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 cost control — with a focus on generating substantial free cash flow in 2010 and beyond Slide 23 (1) Free cash flow is defined and reconciled at end of presentation

Arch will optimize capital structure and prioritize use of free cash flow Strong • Target debt/cap of 40% Balance • Improve credit rating/borrowing costs as Sheet debt is reduced and earnings improve • Arch has raised its dividend four times Shareholder in the last five years Returns • Current dividend yield is meaningfully higher than peer group • Share repurchase program authorized at 14 million shares; 10.9 million remain Growth • Replenish reserves as needed • Re-invest in core business • Evaluate strategic and organic growth • Invest in clean coal technologies to expand market for coal Slide 24

Raymond James 3rdAnnual Coal Investors Conference DECK SLONE Vice President — Government, Investor and Public Affairs Arch Coal, Inc. New York | 11.11.2010

Free Cash Flow Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Free Cash Flow Free cash flow is defined as operating cash flows minus capital expenditures and is not a measure of cash flow in accordance with generally accepted accounting principles. We use free cash flow as a measure of our ability to make investments, acquisitions and payments to our debt and equity security holders. Free cash flow should not be considered in isolation, nor as an alternative to cash flows generated from operations. Three Months Ended September 30, December 31, September 30, March 31, 2009 June 30, 2009 2009 2009 March 31, 2010 June 30, 2010 2010 Unaudited Cash provided by operating activities $57 $103 $86 $137 $93 $166 $197 Capital expenditures (192) (55) (33) (43) (32) (140) (50) Free cash flow $ (135) $48 $53 $94 $61 $26 $147 Slide 26